Fees Summary	Jul. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,600,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,673.46
Total Offset Amount	0.00
Net Fee	$ 3,673.46